Taxation (Deferred Tax Assets and Liabilities, Narrative) (Details) $ in Millions	12 Months Ended
Dec. 31, 2023 USD ($)
TAXATION [Abstract]
Net operating losses from Chinese mainland entities available to offset against future net profit for income tax purposes	$ 2,300.0
Deferred tax assets generated from net operating losses offset by valuation allowance	359.1
Chinese mainland net operating losses generated from previous years expired	$ 11.1